The information contained herein has been prepared solely for the use of Greenwich

Capital Markets, Inc. and has not been independently verified by Greenwich Capital

Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

DELTA - MARKET

Actual Balance

10/31/03

Product:	2/28 Arms& 3/27 Arms& Fixed Rate
Total Current Balance:	264,033,028
Number Of Loans:	1,756
		Minimum	Maximum
Average Current Balance:	$150,360.49	$25,000.00	$656,250.00
Weighted Average Gross Coupon:	8.166%	5.490	12.840%
Weighted Average Gross Margin:	8.185%	5.140	11.815%
Weighted Average Period Rate Cap:	1.000%	1.000	1.000%
Weighted Average Min Int Rate:	8.618%	5.540	12.465%
Weighted Average Max Int Rate:	15.618%	12.540	19.465%
Weighted Average Next Reset:	30 months	0	36 months
Weighted Average Comb Ltv:	75.98%	7.81	100.00%
Weighted Average Debt Ratio:	39.65%	0.00	55.49%
Weighted Average Fico Score:	633	0	809
Weighted Average Original Term:	324.84 months	60.00	360.00 months
Weighted Average Remaining Term:	324.84 months	60.00	360.00 months
Weighted Average Seasoning:	0.00 months	0.00	0.00 months
Top Prepayment Concentrations ($):	80.14% Prepayment Penalty, 19.86% No Prepayment Penalty
Weighted Average Prepay Term:	25 months	0	36 months
Top State Concentrations ($):	38.13% New York, 6.15% New Jersey, 5.88% Illinois
Maximum Zip Code Concentration ($):	1.07% 11434 (Jamaica, NY)
First Pay Date:		Nov 01, 2003	Jan 01, 2004
Next Rate Change Date:		Oct 01, 2005	Dec 01, 2006
Mature Date:		Nov 01, 2008	Dec 01, 2033

For internal use only.  All Amounts subject to change.

(Fri Nov 21 09:43:32 EST 2003) [kab]  Page: 1 of 25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

DELTA - MARKET

Actual Balance

10/31/03

PRODUCT:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Fixed Rate	1,476	222,232,969.52	84.17
3/27 Arms	158	22,157,075.00	8.39
2/28 Arms	122	19,642,983.69	7.44
Total	1,756	264,033,028.21	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

DELINQUENCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Current	1,756	264,033,028.21	100.00
Total	1,756	264,033,028.21	100.00

CURRENT BALANCE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
25,000 -50,000	164	6,598,673.26	2.50
50,001 -100,000	500	37,267,120.90	14.11
100,001 -150,000	405	50,433,287.88	19.10
150,001 - 200,000	261	45,725,835.68	17.32
200,001 - 250,000	154	34,448,570.00	13.05
250,001 - 300,000	126	34,625,570.00	13.11
300,001 - 350,000	71	22,979,050.00	8.70
350,001 - 400,000	42	15,675,047.49	5.94
400,001 - 450,000	12	5,104,200.00	1.93
450,001 - 500,000	12	5,819,923.00	2.20
500,001 - 550,000	1	540,000.00	0.20
550,001 - 600,000	5	2,914,500.00	1.10
600,001 - 650,000	2	1,245,000.00	0.47
650,001 - 656,250	1	656,250.00	0.25
Total	1,756	264,033,028.21	100.00

GROSS COUPON:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
5.490 - 5.500	11	2,130,000.00	0.81
5.501 - 6.000	76	16,573,623.68	6.28
6.001 - 6.500	83	15,938,011.00	6.04
6.501 - 7.000	158	33,385,575.00	12.64
7.001 - 7.500	143	26,699,850.67	10.11
7.501 - 8.000	233	37,892,087.00	14.35
8.001 - 8.500	134	20,820,908.70	7.89
8.501 - 9.000	282	38,347,524.26	14.52
9.001 - 9.500	187	24,055,323.50	9.11
9.501 - 10.000	225	25,864,345.90	9.80
10.001 - 10.500	91	10,065,571.50	3.81
10.501 - 11.000	78	6,956,692.00	2.63
11.001 - 11.500	26	2,152,867.00	0.82
11.501 - 12.000	22	2,587,473.00	0.98
12.001 - 12.500	5	458,425.00	0.17
12.501 - 12.840	2	104,750.00	0.04
Total	1,756	264,033,028.21	100.00

For internal use only. All Amounts subject to change.

 (Fri Nov 21 09:43:32 EST 2003) [kab] Page: 3 of 25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

GROSS MARGIN:
0.000 - 5.500	1	225,000.00	0.54
5.501 - 6.000	1	68,000.00	0.16
6.001 - 6.500	10	2,718,600.00	6.50
6.501 - 7.000	21	4,530,429.99	10.84
7.001 - 7.500	31	5,539,800.00	13.25
7.501 - 8.000	37	5,932,454.70	14.19
8.001 - 8.500	57	8,185,884.00	19.58
8.501 - 9.000	31	3,668,500.00	8.78
9.001 - 9.500	40	5,440,940.00	13.02
9.501 - 10.000	21	2,566,925.00	6.14
10.001 - 10.500	12	888,900.00	2.13
10.501 - 11.000	7	677,950.00	1.62
11.001 - 11.500	10	1,273,375.00	3.05
11.501 - 11.815	1	83,300.00	0.20
Total	280	41,800,058.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

PERIOD RATE CAP:
1.000	280	41,800,058.69	100.00
Total	280	41,800,058.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MIN INT CAP:
0.000 - 6.000	1	225,000.00	0.54
6.001 - 6.500	2	173,000.00	0.41
6.501 - 7.000	12	3,360,375.00	8.04
7.001 - 7.500	24	4,705,404.99	11.26
7.501 - 8.000	38	7,403,200.00	17.71
8.001 - 8.500	32	4,177,579.70	9.99
8.501 - 9.000	57	7,945,909.00	19.01
9.001 - 9.500	28	4,083,300.00	9.77
9.501 - 10.000	37	4,625,240.00	11.07
10.001 - 10.500	19	2,177,525.00	5.21
10.501 - 11.000	12	888,900.00	2.13
11.001 - 11.500	8	725,200.00	1.73
11.501 - 12.000	9	1,226,125.00	2.93
12.001 - 12.465	1	83,300.00	0.20
Total	280	41,800,058.69	100.00

For internal use only. All Amounts subject to change.

 (Fri Nov 21 09:43:32 EST 2003) [kab] Page: 4 of 25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MAX INT CAP:
0.000 - 13.000	1	225,000.00	0.54
13.001 - 13.500	2	173,000.00	0.41
13.501 - 14.000	12	3,360,375.00	8.04
14.001 - 14.500	24	4,705,404.99	11.26
14.501 - 15.000	38	7,403,200.00	17.71
15.001 - 15.500	32	4,177,579.70	9.99
15.501 - 16.000	57	7,945,909.00	19.01
16.001 - 16.500	28	4,083,300.00	9.77
16.501 - 17.000	37	4,625,240.00	11.07
17.001 - 17.500	19	2,177,525.00	5.21
17.501 - 18.000	12	888,900.00	2.13
18.001 - 18.500	8	725,200.00	1.73
18.501 - 19.000	9	1,226,125.00	2.93
19.001 - 19.465	1	83,300.00	0.20
Total	280	41,800,058.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

NEXT RATE CHANGE DATE:
< **/**/**	1,476	222,232,969.52	84.17
10/01/05 - 10/31/05	27	4,638,848.99	1.76
11/01/05 - 11/30/05	72	11,954,074.70	4.53
12/01/05 - 12/31/05	23	3,050,060.00	1.16
10/01/06 - 10/31/06	39	5,715,650.00	2.16
11/01/06 - 11/30/06	92	12,739,510.00	4.82
12/01/06 - 12/31/06	27	3,701,915.00	1.40
Total	1,756	264,033,028.21	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

ORIGINAL TERM:
60 – 90	11	696,900.00	0.26
91 – 150	80	6,015,179.00	2.28
151 – 210	277	32,217,804.00	12.20
211 – 270	90	9,174,313.15	3.47
271 – 330	77	10,850,993.76	4.11
331 – 360	1,221	205,077,838.30	77.67
Total	1,756	264,033,028.21	100.00

For internal use only. All Amounts subject to change.

(Fri Nov 21 09:43:32 EST 2003) [kab] Page: 5 of 25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich

Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

REMAINING TERM:
60 – 60	1	30,000.00	0.01
61 – 120	60	4,306,914.00	1.63
121 – 180	298	33,711,869.00	12.77
181 – 240	88	8,801,463.15	3.33
241 – 300	72	9,905,388.76	3.75
301 – 360	1,237	207,277,393.30	78.50
Total	1,756	264,033,028.21	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

SEASONING:
<= 0	1,756	264,033,028.21	100.00
Total	1,756	264,033,028.21	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

COMB LTV:
7.81 - 10.00	1	25,000.00	0.01
10.01 - 15.00	2	75,500.00	0.03
15.01 - 20.00	4	405,000.00	0.15
20.01 - 25.00	14	1,012,001.00	0.38
25.01 - 30.00	11	923,500.00	0.35
30.01 - 35.00	11	1,259,000.00	0.48
35.01 - 40.00	23	3,392,801.68	1.28
40.01 - 45.00	32	4,360,450.00	1.65
45.01 - 50.00	46	6,300,746.00	2.39
50.01 - 55.00	55	7,728,279.00	2.93
55.01 - 60.00	94	12,657,744.68	4.79
60.01 - 65.00	110	16,529,642.00	6.26
65.01 - 70.00	173	25,301,671.00	9.58
70.01 - 75.00	215	33,564,794.76	12.71
75.01 - 80.00	352	54,139,650.99	20.50
80.01 - 85.00	231	36,379,848.45	13.78
85.01 - 90.00	238	36,889,994.65	13.97
90.01 - 95.00	74	12,031,284.00	4.56
95.01 - 100.00	70	11,056,120.00	4.19
Total	1,756	264,033,028.21	100.00

For internal use only. All Amounts subject to change.

 (Fri Nov 21 09:43:32 EST 2003) [kab] Page: 6 of 25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich

Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
DEBT RATIO:
<= 0.00	2	552,500.00	0.21
0.01 - 5.00	4	1,098,000.00	0.42
5.01 - 10.00	8	1,467,240.00	0.56
10.01 - 15.00	30	5,541,100.00	2.10
15.01 - 20.00	63	8,429,305.00	3.19
20.01 - 25.00	97	14,945,960.00	5.66
25.01 - 30.00	149	19,296,621.00	7.31
30.01 - 35.00	197	27,079,042.25	10.26
35.01 - 40.00	255	38,006,933.87	14.39
40.01 - 45.00	309	48,810,517.00	18.49
45.01 - 50.00	330	47,945,278.00	18.16
50.01 - 55.00	285	46,470,131.09	17.60
55.01 - 55.49	27	4,390,400.00	1.66
Total	1,756	264,033,028.21	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

FICO SCORE:
<= 0	2	189,800.00	0.07
451 - 500	26	2,727,650.00	1.03
501 - 550	207	27,287,407.99	10.33
551 - 600	428	58,401,459.93	22.12
601 - 650	499	73,067,123.35	27.67
651 - 700	361	59,075,278.26	22.37
701 - 750	164	29,370,262.68	11.12
751 - 800	63	12,428,446.00	4.71
801 - 809	6	1,485,600.00	0.56
Total	1,756	264,033,028.21	100.00

PREPAY TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of The Cutoff Date
0	421	52,433,344.96	19.86
12	414	92,867,094.18	35.17
18	1	174,750.00	0.07
24	80	12,654,314.99	4.79
30	16	2,685,448.00	1.02
36	824	103,218,076.08	39.09
Total	1,756	264,033,028.21	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

LIEN:
First Lien	1,658	258,113,661.80	97.76
Second Lien	98	5,919,366.41	2.24
Total		1,756	264,033,028.21

For internal use only. All Amounts subject to change.

 (Fri Nov 21 09:43:32 EST 2003) [kab] Page: 7 of 25

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	1,610	240,674,261.21	91.15
Non-owner	146	23,358,767.00	8.85
Total	1,756	264,033,028.21	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

PROPERTY TYPE:
Single Family	1,336	186,983,642.83	70.82
Two-Four Family	216	49,515,426.68	18.75
Multi-Use	45	9,112,946.00	3.45
Condominium	63	7,114,653.70	2.69
Five-Eight Family	37	6,712,675.00	2.54
Manufactured Housing	59	4,593,684.00	1.74
Total	1,756	264,033,028.21	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

DOCUMENTATION:
Full	1,345	192,607,544.83	72.95
No Income Verification	226	42,279,310.70	16.01
Limited	113	18,748,494.68	7.10
Stated Income	72	10,397,678.00	3.94
Total	1,756	264,033,028.21	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

GRADE:
A	1,557	239,243,099.71	90.61
B	111	12,641,093.50	4.79
C	63	8,382,835.00	3.17
D	25	3,766,000.00	1.43
Total	1,756	264,033,028.21	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

AMORTIZATION:
Fully Amortizing	1,756	264,033,028.21	100.00
Total	1,756	264,033,028.21	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

PURPOSE:
Cash Out Refinance	887	135,449,854.96	51.30
Debt Consolidation	495	70,944,573.75	26.87
Rate/Term Refinance	237	32,231,589.00	12.21
Purchase	137	25,407,010.50	9.62
Total	1,756	264,033,028.21	100.00

For internal use only. All Amounts subject to change.

(Fri Nov 21 09:43:32 EST 2003) [kab] Page: 8 of 25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

STATE:
Alabama	10	811,150.00	0.31
Arizona	31	3,551,723.15	1.35
Arkansas	4	242,700.00	0.09
California	28	3,932,892.68	1.49
Colorado	6	625,300.00	0.24
Connecticut	47	6,247,333.00	2.37
Delaware	18	1,868,936.00	0.71
Florida	95	10,451,355.00	3.96
Georgia	18	2,008,509.00	0.76
Illinois	123	15,532,546.50	5.88
Indiana	4	281,966.25	0.11
Kentucky	36	3,112,250.00	1.18
Louisiana	1	55,000.00	0.02
Maine	5	526,500.00	0.20
Maryland	58	7,849,446.00	2.97
Massachusetts	70	14,599,925.00	5.53
Michigan	54	5,587,540.00	2.12
Minnesota	23	4,223,215.00	1.60
Missouri	26	2,366,674.00	0.90
Nebraska	6	690,350.00	0.26
New Hampshire	18	2,268,600.00	0.86
New Jersey	88	16,227,159.70	6.15
New York	442	100,671,380.18	38.13
North Carolina	122	13,502,389.50	5.11
Ohio	72	6,660,712.00	2.52
Oregon	13	1,358,439.00	0.51
Pennsylvania	127	11,954,162.25	4.53
Rhode Island	18	2,700,775.00	1.02
South Carolina	26	2,900,315.00	1.10
Tennessee	35	3,347,475.00	1.27
Virginia	110	14,717,759.00	5.57
Washington	17	2,513,850.00	0.95
West Virginia	2	317,200.00	0.12
Wisconsin	3	327,500.00	0.12
Total	1,756	264,033,028.21	100.00

For internal use only. All Amounts subject to change.

 (Fri Nov 21 09:43:32 EST 2003) [kab] Page: 9 of 25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

DELTA - MARKET ARMS

Actual Balance 10/31/03

Product:	2/28 Arms& 3/27 Arms
Total Current Balance:	41,800,059
Number Of Loans:	280
		Minimum	Maximum
Average Current Balance:	$149,285.92	$40,000.00	$656,250.00
Weighted Average Gross Coupon:	8.618%	5.540	12.465%
Weighted Average Gross Margin:	8.185%	5.140	11.815%
Weighted Average Period Rate Cap:	1.000%	1.000	1.000%
Weighted Average Min Int Rate:	8.618%	5.540	12.465%
Weighted Average Max Int Rate:	15.618%	12.540	19.465%
Weighted Average Next Reset:	30 months	24	36 months
Weighted Average Comb Ltv:	76.56%	17.65	100.00%
Weighted Average Debt Ratio:	40.46%	6.16	55.29%
Weighted Average Fico Score:	593	0	794
Weighted Average Original Term:	359.23 months	180.00	360.00 months
Weighted Average Remaining Term:	359.23 months	180.00	360.00 months
Weighted Average Seasoning:	0.00 months	0.00	0.00 months
Top Prepayment Concentrations ($):	62.93% Prepayment Penalty, 37.07% No Prepayment Penalty
Weighted Average Prepay Term:	30 months	0	36 months
Top State Concentrations ($):	19.97% Massachusetts, 14.47% New Jersey, 8.62% Illinois
Maximum Zip Code Concentration ($):	1.57% 08033 (Tavistock, NJ)
First Pay Date:		Nov 01, 2003	Jan 01, 2004
Next Rate Change Date:		Oct 01, 2005	Dec 01, 2006
Mature Date:		Nov 01, 2018	Dec 01, 2033

For internal use only. All Amounts subject to change.

(Fri Nov 21 09:43:32 EST 2003) [kab]  Page: 10 of 25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

DELTA - MARKET ARMS

Actual Balance 10/31/03

PRODUCT:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
3/27 Arms	158	22,157,075.00	53.01
2/28 Arms	122	19,642,983.69	46.99
Total	280	41,800,058.69	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich

Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

DELINQUENCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Current	280	41,800,058.69	100.00
Total	280	41,800,058.69	100.00

CURRENT BALANCE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
40,000 - 50,000	16	721,775.00	1.73
50,001 - 100,000	79	5,911,190.00	14.14
100,001 - 150,000	78	9,570,879.70	22.90
150,001 - 200,000	52	9,176,840.00	21.95
200,001 - 250,000	22	5,029,750.00	12.03
250,001 - 300,000	13	3,690,655.00	8.83
300,001 - 350,000	9	2,909,250.00	6.96
350,001 - 400,000	6	2,235,694.99	5.35
400,001 - 450,000	1	416,000.00	1.00
450,001 - 500,000	3	1,481,774.00	3.54
650,001 - 656,250	1	656,250.00	1.57
Total	280	41,800,058.69	100.00

GROSS COUPON:
	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

5.540 - 6.000	1	225,000.00	0.54
6.001 - 6.500	2	173,000.00	0.41
6.501 - 7.000	12	3,360,375.00	8.04
7.001 - 7.500	24	4,705,404.99	11.26
7.501 - 8.000	38	7,403,200.00	17.71
8.001 - 8.500	32	4,177,579.70	9.99
8.501 - 9.000	57	7,945,909.00	19.01
9.001 - 9.500	28	4,083,300.00	9.77
9.501 - 10.000	37	4,625,240.00	11.07
10.001 - 10.500	19	2,177,525.00	5.21
10.501 - 11.000	12	888,900.00	2.13
11.001 - 11.500	8	725,200.00	1.73
11.501 - 12.000	9	1,226,125.00	2.93
12.001 - 12.465	1	83,300.00	0.20
Total	280	41,800,058.69	100.00

For internal use only. All Amounts subject to change.

(Fri Nov 21 09:43:32 EST 2003) [kab] Page: 12 of 25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich

Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

GROSS MARGIN:
5.140 - 5.500	1	225,000.00	0.54
5.501 - 6.000	1	68,000.00	0.16
6.001 - 6.500	10	2,718,600.00	6.50
6.501 - 7.000	21	4,530,429.99	10.84
7.001 - 7.500	31	5,539,800.00	13.25
7.501 - 8.000	37	5,932,454.70	14.19
8.001 - 8.500	57	8,185,884.00	19.58
8.501 - 9.000	31	3,668,500.00	8.78
9.001 - 9.500	40	5,440,940.00	13.02
9.501 - 10.000	21	2,566,925.00	6.14
10.001 - 10.500	12	888,900.00	2.13
10.501 - 11.000	7	677,950.00	1.62
11.001 - 11.500	10	1,273,375.00	3.05
11.501 - 11.815	1	83,300.00	0.20
Total	280	41,800,058.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

PERIOD RATE CAP:
1.000	280	41,800,058.69	100.00
Total	280	41,800,058.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MIN INT CAP:
5.540 - 6.000	1	225,000.00	0.54
6.001 - 6.500	2	173,000.00	0.41
6.501 - 7.000	12	3,360,375.00	8.04
7.001 - 7.500	24	4,705,404.99	11.26
7.501 - 8.000	38	7,403,200.00	17.71
8.001 - 8.500	32	4,177,579.70	9.99
8.501 - 9.000	57	7,945,909.00	19.01
9.001 - 9.500	28	4,083,300.00	9.77
9.501 - 10.000	37	4,625,240.00	11.07
10.001 - 10.500	19	2,177,525.00	5.21
10.501 - 11.000	12	888,900.00	2.13
11.001 - 11.500	8	725,200.00	1.73
11.501 - 12.000	9	1,226,125.00	2.93
12.001 - 12.465	1	83,300.00	0.20
Total	280	41,800,058.69	100.00

For internal use only. All Amounts subject to change.

 (Fri Nov 21 09:43:32 EST 2003) [kab] Page: 13 of 25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MAX INT CAP:
12.540 - 13.000	1	225,000.00	0.54
13.001 - 13.500	2	173,000.00	0.41
13.501 - 14.000	12	3,360,375.00	8.04
14.001 - 14.500	24	4,705,404.99	11.26
14.501 - 15.000	38	7,403,200.00	17.71
15.001 - 15.500	32	4,177,579.70	9.99
15.501 - 16.000	57	7,945,909.00	19.01
16.001 - 16.500	28	4,083,300.00	9.77
16.501 - 17.000	37	4,625,240.00	11.07
17.001 - 17.500	19	2,177,525.00	5.21
17.501 - 18.000	12	888,900.00	2.13
18.001 - 18.500	8	725,200.00	1.73
18.501 - 19.000	9	1,226,125.00	2.93
19.001 - 19.465	1	83,300.00	0.20
Total	280	41,800,058.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

NEXT RATE CHANGE DATE:
10/01/05 - 10/31/05	27	4,638,848.99	11.10
11/01/05 - 11/30/05	72	11,954,074.70	28.60
12/01/05 - 12/31/05	23	3,050,060.00	7.30
10/01/06 - 10/31/06	39	5,715,650.00	13.67
11/01/06 - 11/30/06	92	12,739,510.00	30.48
12/01/06 - 12/31/06	27	3,701,915.00	8.86
Total	280	41,800,058.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

ORIGINAL TERM:
180 - 210	1	100,000.00	0.24
211 - 270	1	47,250.00	0.11
271 - 330	1	105,600.00	0.25
331 - 360	277	41,547,208.69	99.40
Total	280	41,800,058.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

REMAINING TERM:
180 - 180	1	100,000.00	0.24
181 - 240	1	47,250.00	0.11
241 - 300	1	105,600.00	0.25
301 - 360	277	41,547,208.69	99.40
Total	280	41,800,058.69	100.00

For internal use only. All Amounts subject to change.

 (Fri Nov 21 09:43:32 EST 2003) [kab] Page: 14 of 25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich

Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims

all liability for any use or misuse of the contents hereof.   Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Seasoning	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
<=0	280	41,800,058.69	100.00
Total	280	41,800,058.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

COMB LTV:
17.65 - 20.00	1	75,000.00	0.18
25.01 - 30.00	2	162,000.00	0.39
30.01 - 35.00	1	70,000.00	0.17
35.01 - 40.00	3	298,000.00	0.71
40.01 - 45.00	6	575,500.00	1.38
45.01 - 50.00	7	924,500.00	2.21
50.01 - 55.00	9	1,237,300.00	2.96
55.01 - 60.00	9	1,407,000.00	3.37
60.01 - 65.00	18	2,310,475.00	5.53
65.01 - 70.00	30	3,692,540.00	8.83
70.01 - 75.00	42	5,290,325.00	12.66
75.01 - 80.00	71	12,026,998.99	28.77
80.01 - 85.00	42	7,137,079.70	17.07
85.01 - 90.00	25	4,359,030.00	10.43
90.01 - 95.00	5	859,750.00	2.06
95.01 - 100.00	9	1,374,560.00	3.29
Total	280	41,800,058.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

DEBT RATIO:
6.16 - 10.00	2	260,530.00	0.62
10.01 - 15.00	2	117,400.00	0.28
15.01 - 20.00	10	1,263,655.00	3.02
20.01 - 25.00	22	3,020,000.00	7.22
25.01 - 30.00	23	2,385,750.00	5.71
30.01 - 35.00	23	3,446,550.00	8.25
35.01 - 40.00	43	6,447,584.69	15.42
40.01 - 45.00	54	9,071,480.00	21.70
45.01 - 50.00	52	7,785,885.00	18.63
50.01 - 55.00	46	7,689,774.00	18.40
55.01 - 55.29	3	311,450.00	0.75
Total	280	41,800,058.69	100.00

For internal use only. All Amounts subject to change.

 (Fri Nov 21 09:43:32 EST 2003) [kab] Page: 15 of 25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich

Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

FICO SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
<= 0	2	189,800.00	0.45
451 – 500	13	1,636,150.00	3.91
501 – 550	73	9,803,529.99	23.45
551 – 600	90	13,279,674.00	31.77
601 – 650	60	9,116,964.70	21.81
651 – 700	29	5,233,505.00	12.52
701 – 750	10	2,238,435.00	5.36
751 – 794	3	302,000.00	0.72
Total	280	41,800,058.69	100.00

PREPAY TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0	95	15,495,553.70	37.07
12	7	954,525.00	2.28
18	1	174,750.00	0.42
24	77	11,968,394.99	28.63
36	100	13,206,835.00	31.60
Total	280	41,800,058.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

LIEN:
First Lien	280	41,800,058.69	100.00
Total	280	41,800,058.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

OCCUPANCY:
Primary	259	39,364,683.69	94.17
Non-owner	21	2,435,375.00	5.83
Total	280	41,800,058.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

PROPERTY TYPE:
Single Family	228	31,930,834.99	76.39
Two-Four Family	42	8,506,754.00	20.35
Condominium	10	1,362,469.70	3.26
Total	280	41,800,058.69	100.00

For internal use only. All Amounts subject to change.

(Fri Nov 21 09:43:32 EST 2003) [kab] Page: 16 of 25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

DOCUMENTATION:
Full	191	26,692,754.99	63.86
No Income Verification	43	7,777,794.70	18.61
Limited	25	4,203,809.00	10.06
Stated Income	21	3,125,700.00	7.48
Total	280	41,800,058.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

GRADE:
A	201	32,266,288.69	77.19
B	39	4,513,345.00	10.80
C	26	3,081,725.00	7.37
D	14	1,938,700.00	4.64
Total	280	41,800,058.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

AMORTIZATION:
Fully Amortizing	280	41,800,058.69	100.00
Total	280	41,800,058.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

PURPOSE:
Cash Out Refinance	141	19,273,604.69	46.11
Debt Consolidation	67	11,286,874.00	27.00
Purchase	42	6,678,530.00	15.98
Rate/Term Refinance	30	4,561,050.00	10.91
Total	280	41,800,058.69	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich

Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

STATE:
Alabama	5	457,300.00	1.09
Arizona	1	106,250.00	0.25
Arkansas	2	116,000.00	0.28
California	1	162,000.00	0.39
Connecticut	8	1,040,160.00	2.49
Florida	21	2,709,700.00	6.48
Georgia	8	1,066,550.00	2.55
Illinois	21	3,603,225.00	8.62
Indiana	2	142,400.00	0.34
Kentucky	2	161,200.00	0.39
Louisiana	1	55,000.00	0.13
Maine	1	100,000.00	0.24
Maryland	16	2,259,850.00	5.41
Massachusetts	40	8,346,800.00	19.97
Michigan	17	1,456,570.00	3.48
Minnesota	16	3,229,535.00	7.73
New Hampshire	8	1,037,500.00	2.48
New Jersey	30	6,048,509.70	14.47
New York	6	1,668,694.00	3.99
North Carolina	5	580,350.00	1.39
Ohio	17	1,556,630.00	3.72
Pennsylvania	25	2,691,809.99	6.44
Rhode Island	7	954,525.00	2.28
South Carolina	3	316,750.00	0.76
Virginia	12	1,282,350.00	3.07
Washington	2	233,100.00	0.56
West Virginia	2	317,200.00	0.76
Wisconsin	1	100,100.00	0.24
Total	280	41,800,058.69	100.00

For internal use only. All Amounts subject to change.

(Fri Nov 21 09:43:32 EST 2003) [kab] Page: 18 of 25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

DELTA - MARKET FIX

Actual Balance 10/31/03

Product:	Fixed Rate
Total Current Balance:	222,232,970
Number Of Loans:	1,476
		Minimum	Maximum
Average Current Balance:	$150,564.34	$25,000.00	$630,000.00
Weighted Average Gross Coupon:	8.080%	5.490	12.840%
Weighted Average Comb Ltv:	75.88%	7.81	100.00%
Weighted Average Debt Ratio:	39.50%	0.00	55.49%
Weighted Average Fico Score:	640	465	809
Weighted Average Original Term:	318.38 months	60.00	360.00 months
Weighted Average Remaining Term:	318.38 months	60.00	360.00 months
Weighted Average Seasoning:	0.00 months	0.00	0.00 months
Top Prepayment Concentrations ($):	83.38% Prepayment Penalty, 16.62% No Prepayment Penalty
Weighted Average Prepay Term:	24 months	0	36 months
Top State Concentrations ($):	44.55% New York, 6.05% Virginia, 5.81% North Carolina
Maximum Zip Code Concentration ($):	1.27% 11434 (Jamaica, NY)
First Pay Date:		Nov 01, 2003	Jan 01, 2004
Mature Date:		Nov 01, 2008	Dec 01, 2003

For internal use only. All Amounts subject to change.

(Fri Nov 21 09:43:32 EST 2003) [kab]  Page: 19 of 25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

DELTA - MARKET FIX

Actual Balance 10/31/03

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

PRODUCT:
First Lien	1,476	222,232,969.52	100.00
Total	1,476	222,232,969.52	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

DELINQUENCY:
Current	1,476	222,232,969.52	100.00
Total	1,476	222,232,969.52	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich

Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

CURRENT BALANCE:
25,000 - 50,000	148	5,876,898.26	2.64
50,001 - 100,000	421	31,355,930.90	14.11
100,001 - 150,000	327	40,862,408.18	18.39
150,001 - 200,000	209	36,548,995.68	16.45
200,001 - 250,000	132	29,418,820.00	13.24
250,001 - 300,000	113	30,934,915.00	13.92
300,001 - 350,000	62	20,069,800.00	9.03
350,001 - 400,000	36	13,439,352.50	6.05
400,001 - 450,000	11	4,688,200.00	2.11
450,001 - 500,000	9	4,338,149.00	1.95
500,001 - 550,000	1	540,000.00	0.24
550,001 - 600,000	5	2,914,500.00	1.31
600,001 - 630,000	2	1,245,000.00	0.56
Total	1,476	222,232,969.52	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

GROSS COUPON:
5.490 - 5.500	11	2,130,000.00	0.96
5.501 - 6.000	75	16,348,623.68	7.36
6.001 - 6.500	81	15,765,011.00	7.09
6.501 - 7.000	146	30,025,200.00	13.51
7.001 - 7.500	119	21,994,445.68	9.90
7.501 - 8.000	195	30,488,887.00	13.72
8.001 - 8.500	102	16,643,329.00	7.49
8.501 - 9.000	225	30,401,615.26	13.68
9.001 - 9.500	159	19,972,023.50	8.99
9.501 - 10.000	188	21,239,105.90	9.56
10.001 - 10.500	72	7,888,046.50	3.55
10.501 - 11.000	66	6,067,792.00	2.73
11.001 - 11.500	18	1,427,667.00	0.64
11.501 - 12.000	13	1,361,348.00	0.61
12.001 - 12.500	4	375,125.00	0.17
12.501 - 12.840	2	104,750.00	0.05
Total	1,476	222,232,969.52	100.00

ORIGINAL TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
60 - 90	11	696,900.00	0.31
91 - 150	80	6,015,179.00	2.71
151 - 210	276	32,117,804.00	14.45
211 - 270	89	9,127,063.15	4.11
271 - 330	76	10,745,393.76	4.84
331 - 360	944	163,530,629.61	73.59
Total	1,476	222,232,969.52	100.00

For internal use only. All Amounts subject to change.

(Fri Nov 21 09:43:32 EST 2003) [kab] Page: 21 of 25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich

Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
REMAINING TERM:
60 - 60	1	30,000.00	0.01
61 - 120	60	4,306,914.00	1.94
121 - 180	297	33,611,869.00	15.12
181 - 240	87	8,754,213.15	3.94
241 - 300	71	9,799,788.76	4.41
301 - 360	960	165,730,184.61	74.57
Total	1,476	222,232,969.52	100.00

SEASONING:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
<= 0	1,476	222,232,969.52	100.00
Total	1,476	222,232,969.52	100.00

COMB LTV:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
7.81 - 10.00	1	25,000.00	0.01
10.01 - 15.00	2	75,500.00	0.03
15.01 - 20.00	3	330,000.00	0.15
20.01 - 25.00	14	1,012,001.00	0.46
25.01 - 30.00	9	761,500.00	0.34
30.01 - 35.00	10	1,189,000.00	0.54
35.01 - 40.00	20	3,094,801.68	1.39
40.01 - 45.00	26	3,784,950.00	1.70
45.01 - 50.00	39	5,376,246.00	2.42
50.01 - 55.00	46	6,490,979.00	2.92
55.01 - 60.00	85	11,250,744.68	5.06
60.01 - 65.00	92	14,219,167.00	6.40
65.01 - 70.00	143	21,609,131.00	9.72
70.01 - 75.00	173	28,274,469.76	12.72
75.01 - 80.00	281	42,112,652.00	18.95
80.01 - 85.00	189	29,242,768.75	13.16
85.01 - 90.00	213	32,530,964.65	14.64
90.01 - 95.00	69	11,171,534.00	5.03
95.01 - 100.00	61	9,681,560.00	4.36
Total	1,476	222,232,969.52	100.00

For internal use only. All Amounts subject to change.

(Fri Nov 21 09:43:32 EST 2003) [kab] Page: 22 of 25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich

Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

DEBT RATIO:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
<= 0.00	2	552,500.00	0.25
0.01 - 5.00	4	1,098,000.00	0.49
5.01 - 10.00	6	1,206,710.00	0.54
10.01 - 15.00	28	5,423,700.00	2.44
15.01 - 20.00	53	7,165,650.00	3.22
20.01 - 25.00	75	11,925,960.00	5.37
25.01 - 30.00	126	16,910,871.00	7.61
30.01 - 35.00	174	23,632,492.25	10.63
35.01 - 40.00	212	31,559,349.18	14.20
40.01 - 45.00	255	39,739,037.00	17.88
45.01 - 50.00	278	40,159,393.00	18.07
50.01 - 55.00	239	38,780,357.09	17.45
55.01 - 55.49	24	4,078,950.00	1.84
Total	1,476	222,232,969.52	100.00

FICO SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
465 – 500	13	1,091,500.00	0.49
501 – 550	134	17,483,878.00	7.87
551 – 600	338	45,121,785.93	20.30
601 – 650	439	63,950,158.65	28.78
651 – 700	332	53,841,773.26	24.23
701 – 750	154	27,131,827.68	12.21
751 – 800	60	12,126,446.00	5.46
801 – 809	6	1,485,600.00	0.67
Total	1,476	222,232,969.52	100.00

PREPAY TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0	326	36,937,791.26	16.62
12	407	91,912,569.18	41.36
24	3	685,920.00	0.31
30	16	2,685,448.00	1.21
36	724	90,011,241.08	40.50
Total	1,476	222,232,969.52	100.00

LIEN:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
First Lien	1,378	216,313,603.11	97.34
Second Lien	98	5,919,366.41	2.66
Total	1,476	222,232,969.52	100.00

For internal use only. All Amounts subject to change.

(Fri Nov 21 09:43:32 EST 2003) [kab] Page: 23 of 25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	1,351	201,309,577.52	90.58
Non-owner	125	20,923,392.00	9.42
Total	1,476	222,232,969.52	100.00

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single FamilyLien	1,108	155,052,807.84	69.77
Two-Four Family	174	41,008,672.68	18.45
Multi-Use	45	9,112,946.00	4.10
Five-Eight Family	37	6,712,675.00	3.02
Condominium	53	2,752,184.00	2.59
Manufactured Housing	59	4,593,684.00	2.07
Total	1,476	222,232,969.52	100.00

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full	1,154	165,914,789.84	74.66
No Income Verification	183	34,501,516.00	15.52
Limited	88	14,544,685.68	6.54
Stated Income	51	7,271,978.00	3.27
Total	1,476	222,232,969.52	100.00

GRADE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
A	1,356	206,976,811.02	93.14
B	72	8,127,748.50	3.66
C	37	5,301,110.00	2.39
D	11	1,827,300.00	0.82
Total	1,476	222,232,969.52	100.00

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Fully Amortizing	1,476	222,232,969.52	100.00
Total	1,476	222,232,969.52	100.00

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Cash Out Refinance	746	116,176,250.27	52.28
Debt Consolidation	428	59,657,699.75	26.84
Rate/Term Refinance	207	27,670,539.00	12.45
Purchase	95	18,728,480.50	8.43
Total	1,476	222,232,969.52	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

STATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Alabama	5	353,850.00	0.16
Arizona	30	3,445,473.15	1.55
Arkansas	2	126,700.00	0.06
California	27	3,770,892.68	1.70
Colorado	6	625,300.00	0.28
Connecticut	39	5,207,173.00	2.34
Delaware	18	1,868,936.00	0.84
Florida	74	7,741,655.00	3.48
Georgia	10	941,959.00	0.42
Illinois	102	11,929,321.50	5.37
Indiana	2	139,566.25	0.06
Kentucky	34	2,951,050.00	1.33
Maine	4	426,500.00	0.19
Maryland	42	5,589,596.00	2.52
Massachusetts	30	6,253,125.00	2.81
Michigan	37	4,130,970.00	1.86
Minnesota	7	993,680.00	0.45
Missouri	26	2,366,674.00	1.06
Nebraska	6	690,350.00	0.31
New Hampshire	10	1,231,100.00	0.55
New Jersey	58	10,178,650.00	4.58
New York	436	99,002,686.18	44.55
North Carolina	117	12,922,039.50	5.81
Ohio	55	5,104,082.00	2.30
Oregon	13	1,358,439.00	0.61
Pennsylvania	102	9,262,352.26	4.17
Rhode Island	11	1,746,250.00	0.79
South Carolina	23	2,583,565.00	1.16
Tennessee	35	3,347,475.00	1.51
Virginia	98	13,435,409.00	6.05
Washington	15	2,280,750.00	1.03
Wisconsin	2	227,400.00	0.10
Total	1,476	222,232,969.52	100.00

For internal use only.  All Amounts subject to change.

(Fri Nov 21 09:43:32 EST 2003) [kab] Page: 25 of 25